EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of G&P Acquisition Corp. (the “Company”) for the quarterly period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Marnikovic, the Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 15, 2022

By:	/s/ Joseph Marnikovic
	Name:	Joseph Marnikovic
	Title:	Chief Financial Officer and Treasurer (Principal Financial Officer)